Exhibit 99.1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of Amendment No. 10 to such a statement on Schedule 13D and any and all form(s), statement(s), report(s), and/or document(s) related thereto with respect to the Class A Common Stock, par value $.01 per share, of Cumulus Media Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to Amendment No. 10 to such Schedule 13D.
     IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 27th day of July, 2007.

BA CAPITAL COMPANY, L.P.
By:	BA SBIC Management, LLC, its general partner
	By:	BA Equity Management, L.P., its sole member
		By:	BA Equity Management GP, LLC, its general partner

			By:	/s/ Edward A. Balogh
Name: Edward A. Balogh
Title: Chief Financial Officer

BA SBIC MANAGEMENT, LLC
By:	BA Equity Management, L.P., its sole member
	By:	BA Equity Management GP, LLC, its general partner

		By:	/s/ Edward A. Balogh
Name: Edward A. Balogh
Title: Chief Financial Officer

BA EQUITY MANAGEMENT, L.P.
By:	BA Equity Management GP, LLC, its general partner

	By:	/s/ Edward A. Balogh
Name: Edward A. Balogh
Title: Chief Financial Officer

BA EQUITY MANAGEMENT GP, LLC

By:	/s/ Edward A. Balogh
Name: Edward A. Balogh
Title: Chief Financial Officer

J. TRAVIS HAIN

By:	/s/ Edward A. Balogh
Name: Edward A. Balogh
Capacity: Pursuant to Power of Attorney dated August 3, 2006, a copy of which is attached as Exhibit 24

BANC OF AMERICA CAPITAL INVESTORS SBIC, L.P.
By:	Banc of America Capital Management SBIC, LLC, its general partner
	By:	Banc of America Capital Management, L.P., its sole member
		By:	BACM I GP, LLC, its general partner

			By:	/s/ Edward A. Balogh Name: Edward A. Balogh
Title: Chief Financial Officer

BANC OF AMERICA CAPITAL MANAGEMENT SBIC, LLC
By:	Banc of America Capital Management, L.P., its sole member
	By:	BACM I GP, LLC, its general partner

		By:	/s/ Edward A. Balogh Name: Edward A. Balogh Title: Chief Financial Officer

BANC OF AMERICA CAPITAL MANAGEMENT, L.P.
By:	BACM I GP, LLC, its general partner

	By:	/s/ Edward A. Balogh Name: Edward A. Balogh
Title: Chief Financial Officer

BACM I GP, LLC

By:	/s/ Edward A. Balogh Name: Edward A. Balogh
Title: Chief Financial Officer

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